                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
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                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-7444
                                  ---------------------------------------------

                American Strategic Income Portfolio Inc. III
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

       800 Nicollet Mall     Minneapolis, MN                    55402
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

      Joseph M. Ulrey III   800 Nicollet Mall     Minneapolis, MN 55402
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:   800-677-3863
                                                   ----------------------------

Date of fiscal year end:   May 31, 2004
                        --------------------------
Date of reporting period:  May 31, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

[FIRST AMERICAN (TM) LOGO]

[GRAPHIC]

AMERICAN STRATEGIC INCOME PORTFOLIO INC. III

CSP

MAY 31, 2004
ANNUAL REPORT

[FIRST AMERICAN (TM) LOGO]

AMERICAN STRATEGIC INCOME PORTFOLIO INC. III


PRIMARY INVESTMENTS

American Strategic Income Portfolio Inc. III (the "Fund") invests in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The Fund may also invest in U.S. government securities, corporate debt securities, and preferred stock issued by real estate investment trusts. The Fund borrows through the use of reverse repurchase agreements and revolving credit facilities. Use of borrowing and certain other investments and investment techniques may cause the Fund's net asset value ("NAV") to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this Fund will achieve its objectives.

OUR IMAGE-GEORGE WASHINGTON

HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN.

NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE

      TABLE OF CONTENTS

  2   Fund Overview

  7   Financial Statements

 11   Notes to Financial Statements

 24   Schedule of Investments

 34   Report of Independent Registered Public Accounting Firm

 35   Federal Income Tax Information

 36   Shareholder Update

[CHART]

AVERAGE ANNUALIZED TOTAL RETURNS
Based on NAV for the period ended May 31, 2004

            AMERICAN STRATEGIC INCOME     LEHMAN BROTHERS MUTUAL FUND
               PORTFOLIO INC. III          GOVERNMENT/MORTGAGE INDEX
One Year            8.31%                            (0.39%)

Five Year           9.23%                             6.46%

Ten Year            9.00%                             7.10%

The average annualized total returns for the Fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and ten-year periods ended May 31, 2004, were 3.49%, 9.52%, and 9.20%, respectively. Market price returns assume that all distributions have been reinvested at actual prices pursuant to the Fund's dividend reinvestment plan and reflect any broker commissions or sales charges on reinvested dividends. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. - The Fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the Fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the Fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

FUND OVERVIEW

FOR THE FISCAL YEAR ENDED MAY 31, 2004, THE FUND HAD A TOTAL RETURN OF 8.31%, BASED ON ITS NAV. The Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of (0.39%) during the period.

THE FUND'S OUTPERFORMANCE RELATIVE TO ITS BENCHMARK IS DUE, IN PART, TO THE FAIR VALUE PRICING MODEL USED FOR CERTAIN FUND SECURITIES. The Fund is primarily composed of nonsecuritized mortgage loans that do not trade in any organized market. Since market quotations are not readily available for these securities, they are valued according to a pricing model. The Fund's pricing model for these mortgage loans contains a maximum price level of 105. By comparison, the Fund's benchmark is comprised of securities that generally have no ceiling, or "cap," on how much they can appreciate, or "floor" on how much they can depreciate.

AT THE BEGINNING OF THIS FISCAL YEAR A MAJORITY OF THE FUND'S SECURITIES WERE PRICED AT THE MAXIMUM LEVEL ALLOWED BY THE PRICING MODEL. As Treasury rates rose over the course of this fiscal year, the value of the benchmark securities deteriorated. The value of the Fund's securities also deteriorated, but in many cases not by enough to push pricing levels below the price caps in the pricing model. As of May 31, 2004, 69.3% of the Fund's multifamily and commercial loan portfolio were priced at the maximum level allowed by the pricing model.

[CHART]

PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 2004

Short-Term Securities                                        1%
U.S. Government Agency Mortgage-Backed Securities           6%
Commercial Loans                                           18%
Multifamily Loans                                          75%

[SIDENOTE]

FUND MANAGEMENT

JOHN WENKER is primarily responsible for the management of the Fund. He has 21 years of financial experience.

CHRIS NEUHARTH, CFA, is responsible for the management of the mortgage-backed securities portion of the Fund. He has 23 years of financial experience.

RUSS KAPPENMAN is responsible for the acquisition and management of the whole loans portion of the Fund. He has 18 years of financial experience.

IN ADDITION, THE FUND'S DURATION WAS SHORTER THAN THE BENCHMARK DURATION THROUGHOUT THE FISCAL YEAR. This led to more NAV stability in the Fund relative to the benchmark in the rising interest-rate environment experienced in the fiscal year.

The Fund also benefited from higher interest income than the benchmark and prepayment penalties from certain loans that paid off during the fiscal year.

REAL ESTATE MARKETS WERE FUNDAMENTALLY WEAKER WITH DEMAND FOR MULTIFAMILY UNITS AND COMMERCIAL SPACE DECREASING OVER THE REPORTING PERIOD. Typically, real estate markets are a lagging indicator of the economy, taking longer to weaken and longer to recover than the overall economy. Recent economic strength should lead to stabilization of conditions in the commercial real estate markets. Historically, healthy job growth has been a leading indicator of demand for real estate space.

THE FUND CURRENTLY HAS ONE MULTIFAMILY LOAN IN DEFAULT WITH A PRINCIPAL BALANCE OF $6,790,000, REPRESENTING 2.4% OF THE FUND'S ASSETS AS OF MAY 31, 2004. There are no commercial loans in default.

DURING THE PERIOD, THE FUND PAID A CONSISTENT MONTHLY DIVIDEND OF 8.75 CENTS PER SHARE. In addition the Fund paid a special dividend of 7.25 cents per share in January 2004. The dividend reserve for this Fund was at approximately 4.4 cents per share as of May 31, 2004. Generally, we believe that the lower interest-rate environment makes it more likely that loans will prepay and that reinvestment will be at lower rates. During the reporting period, 25 loans in the portfolio paid off with a weighted average coupon of 8.29%. We added 49 loans with a weighted average coupon of 6.28%. During the fiscal year, the Fund paid out $1.1225 per share in dividends (excluding the special dividend) resulting in an annualized distribution rate of 8.75% based on the May 31, 2004, market price. Please keep in mind that the Fund's distribution rate and dividend reserve levels will fluctuate.

THE FUND CONTINUED TO UTILIZE LEVERAGE (OR BORROWING) DURING THE PERIOD. LOW SHORT-TERM INTEREST RATES ALLOWED THE FUND TO BORROW AT ATTRACTIVE RATES. The borrowed money was then invested in higher-yielding mortgage investments, which added to the income levels in the Fund. While the use of leverage has resulted in more income for shareholders, it does increase interest-rate risk in the Fund and will increase the volatility of the Fund's NAV and market price.

WE BELIEVE THAT THE REAL ESTATE MARKETS WILL CONTINUE TO POSE CHALLENGES AND THAT THE LOW INTEREST-RATE ENVIRONMENT MAY MEAN CONTINUED LOAN PREPAYMENTS. The weaker real estate markets could lead to increased levels of default. However, we continue to diligently manage the credit risk in the Fund and feel that its current credit profile is acceptable. We believe that as the U.S. economy improves there should be increased demand for space and that occupancy levels should rise.

AS YOU ARE PROBABLY AWARE, THE BOARD OF DIRECTORS FOR THE FUND, AS WELL AS AMERICAN STRATEGIC INCOME PORTFOLIO INC., AMERICAN STRATEGIC INCOME PORTFOLIO INC. II, AND AMERICAN SELECT PORTFOLIO INC. (COLLECTIVELY, THE "EXISTING FUNDS"), HAS APPROVED A PROPOSAL TO REORGANIZE THESE FOUR FUNDS INTO THE FIRST AMERICAN STRATEGIC REAL ESTATE PORTFOLIO, INC., A SPECIALTY FINANCE COMPANY THAT WOULD ELECT TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST ("REIT").

DELINQUENT LOAN PROFILE

The tables below show the percentages of single family, multifamily, and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of May 31, 2004, based on the value outstanding.

SINGLE FAMILY LOANS

Current               100.0%
30 Days                 0.0%
60 Days                 0.0%
90 Days                 0.0%
120+ Days               0.0%

MULTIFAMILY AND COMMERCIAL LOANS

Current                98.0%
30 Days                 0.0%
60 Days                 0.0%
90 Days                 2.0%
120+ Days               0.0%

Shareholders of the Existing Funds who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares of First American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions, and strategies substantially similar to those of the Existing Funds. This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

THANK YOU FOR YOUR INVESTMENT IN THE FUND AND YOUR TRUST DURING THIS DIFFICULT ECONOMIC ENVIRONMENT. If you have any questions about the Fund, please call us at 800.677.FUND.


Sincerely,


/s/ Mark Jordahl


Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.


/s/ John Wenker


John Wenker
Managing Director, Head of Real Estate
U.S. Bancorp Asset Management, Inc.

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the market of whole loans and participation mortgages as of May 31, 2004. Shaded areas without values indicate states in which the Fund has invested less than 0.50% of its assets.

[GRAPHIC]

VALUATION OF WHOLE LOAN INVESTMENTS

The Fund's investments in whole loans (single family, multifamily, and commercial) and participation mortgages are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan and participation mortgage investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed by U.S. Bancorp Asset Management, Inc., to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans and participation mortgages, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the investments. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans and participation mortgages are determined no less frequently than weekly.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  May 31, 2004

ASSETS:
Investments in unaffiliated securities, at value* (note 2)        $  335,893,016
Investment in affiliated money market fund, at value** (note 3)        2,222,237
Cash in bank on demand deposit                                           935,396
Receivable for accrued interest                                        1,029,606
Other assets                                                             525,487
                                                                  --------------
  Total assets                                                       340,605,742
                                                                  --------------

LIABILITIES:
Payable for reverse repurchase agreements (note 2)                    75,376,881
Payable for investment management fees (note 3)                          131,393
Payable for administrative fees (note 3)                                  56,128
Payable for interest expense                                              97,547
Payable for reorganization expenses (notes 3 and 6)                      168,009
Payable for other expenses                                                 2,000
                                                                  --------------
  Total liabilities                                                   75,831,958
                                                                  --------------
  Net assets applicable to outstanding capital stock              $  264,773,784
                                                                  ==============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital                      $  264,477,299
Undistributed net investment income                                      946,558
Accumulated net realized loss on investments                          (4,347,283)
Unrealized appreciation of investments                                 3,697,210
                                                                  --------------

  Total-representing net assets applicable to capital stock       $  264,773,784
                                                                  ==============

*Investments in unaffiliated securities, at cost                  $  332,195,806
                                                                  ==============
**Investment in affiliated money market fund, at cost             $    2,222,237
                                                                  ==============

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets outstanding                                            $  264,773,784
Shares outstanding (authorized 1 billion shares of $0.01
  par value)                                                          21,356,023
Net asset value per share                                         $        12.40
Market price per share                                            $        12.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended May 31, 2004

INVESTMENT INCOME:
Interest                                                          $   26,570,854
Dividends                                                                 20,133
Dividends from affiliated money market fund                               44,791
                                                                  --------------
  Total investment income                                             26,635,778
                                                                  --------------

EXPENSES (NOTE 3):
Investment management fees                                             1,648,910
Administrative fees                                                      667,587
Interest expense                                                       1,468,121
Custodian fees                                                            53,407
Transfer agent fees                                                       28,724
Exchange listing and registration fees                                    25,563
Reports to shareholders                                                   73,832
Mortgage servicing fees                                                  242,705
Directors' fees                                                           33,089
Audit and legal fees                                                     144,901
Financial advisory and accounting fees                                    35,507
Other expenses                                                            62,604
                                                                  --------------
  Total expenses                                                       4,484,950
                                                                  --------------

  Net investment income                                               22,150,828
                                                                  --------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS (NOTE 4):
Net realized gain on investments                                       1,064,894
Net change in unrealized appreciation or depreciation of
  investments                                                         (1,875,575)
                                                                  --------------

  Net loss on investments                                               (810,681)
                                                                  --------------

    Net increase in net assets resulting from operations          $   21,340,147
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS  For the Year Ended May 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations            $   21,340,147
  Adjustments to reconcile net increase in net assets from
    operations to net cash provided by operating activities:
      Purchases of investments                                      (163,757,361)
      Proceeds from paydowns and sales of investments                148,638,311
      Net purchases of short-term securities                            (355,676)
      Net amortization of bond discount and premium                       19,128
      Net unrealized depreciation of investments                       1,875,575
      Net realized gain on investments                                (1,064,894)
      Decrease in accrued interest receivable                            475,544
      Increase in other assets                                          (290,795)
      Decrease in accrued fees and expenses                              (30,940)
                                                                  --------------

  Net cash provided by operating activities                            6,849,039
                                                                  --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from reverse repurchase agreements                     12,871,241
  Distributions paid to shareholders                                 (23,799,845)
                                                                  --------------

  Net cash used in financing activities                              (10,928,604)
                                                                  --------------

Net decrease in cash                                                  (4,079,565)
Cash at beginning of period                                            5,014,961
                                                                  --------------
Cash at end of period                                             $      935,396
                                                                  ==============

Supplemental disclosure of cash flow information:
Cash paid for interest                                            $    1,446,920
                                                                  ==============
Noncash financing activities resulting from reinvested
  dividends                                                       $      160,455
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED       YEAR ENDED
                                                                     5/31/04          5/31/03
                                                                  --------------   --------------
OPERATIONS:
Net investment income                                             $   22,150,828   $   22,887,497
Net realized gain on investments                                       1,064,894          356,292
Net change in unrealized appreciation or depreciation of
  investments                                                         (1,875,575)      (1,541,973)
                                                                  --------------   --------------

  Net increase in net assets resulting from operations                21,340,147       21,701,816
                                                                  --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income                                           (23,960,300)     (22,410,463)
                                                                  --------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 2):
Proceeds from 12,731 shares issued from reinvested dividends             160,455               --
                                                                  --------------   --------------
  Total decrease in net assets                                        (2,459,698)        (708,647)

Net assets at beginning of period                                    267,233,482      267,942,129
                                                                  --------------   --------------

Net assets at end of period                                       $  264,773,784   $  267,233,482
                                                                  ==============   ==============

Undistributed net investment income                               $      946,558   $    2,756,030
                                                                  ==============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

American Strategic Income Portfolio Inc. III (the "Fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in U.S. government securities, corporate debt securities, and preferred stock issued by real estate investment trusts. In addition, the Fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol CSP.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATIONS

Security valuations for the Fund's investments (other than whole loans) are furnished by independent pricing services that have been approved by the Fund's board of directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the Fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade is within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Fund's board of directors. Some of the factors which may be considered by the board of directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of May 31, 2004, the Fund held fair valued securities with a value of $316,915,848 or 119.7% of net assets. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value. Security valuations are performed once a week and at the end of each month.

The Fund's investments in whole loans (single family, multifamily, and commercial) and participation mortgages are generally not traded in any organized market and therefore market quotations are not readily available.

These investments are valued at fair value according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted using a U.S. Bancorp Asset Management, Inc. ("USBAM") pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans or participation mortgages, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the investments. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans and participation mortgages are determined no less frequently than weekly. Although we believe the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans and participation mortgages can only be determined in a negotiation between the Fund and third parties.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

WHOLE LOANS AND PARTICIPATION MORTGAGES

Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

At May 31, 2004, a loan representing 2.4% of net assets was 90 days delinquent as to the timely monthly payment of principal and interest. This delinquency relates solely to a multifamily whole loan and represents 2.5% of total multifamily value outstanding at May 31, 2004. The Fund does not record past due interest as income until received. The Fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the Fund may suffer a loss. At May 31, 2004, no single family or commercial loans were delinquent.

Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The Fund may receive rental or other income as a result of holding real estate. In addition, the Fund may incur expenses associated with maintaining any real estate owned. The Fund did not own any real estate during the fiscal year ended May 31, 2004.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the fiscal year ended May 31, 2004, the weighted average borrowings outstanding were $73,338,472 and the weighted average interest rate was 1.77%.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2004, the Fund had no outstanding when-issued or forward-commitment securities.

FEDERAL TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the timing of recognition of income on certain collateralized mortgage-backed securities. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

Due to permanent book-to-tax differences, primarily relating to expiring capital loss carryovers, the following reclassifications have been made on the Statement of Asset and Liabilities:

                       ACCUMULATED NET     ADDITIONAL
                        REALIZED LOSS    PAID IN CAPITAL
                       ---------------   ---------------
                       $    34,006,114   $   (34,006,114)

The tax character of distributions paid during the fiscal years ended May 31, 2004 and 2003, were as follows:

                                                                       2004             2003
                                                                  --------------   --------------
Distributions paid from ordinary income                           $   23,960,300   $   22,410,463
                                                                  ==============   ==============

At May 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income                                                      $      946,558
Accumulated capital and post-October losses                                            (1,649,210)
Unrealized appreciation                                                                   999,137
                                                                                   --------------
Accumulated earnings                                                               $      296,485
                                                                                   ==============

The Fund incurred a loss of $707,847 for tax purposes from November 1, 2003 to May 31, 2004. As permitted by the Internal Revenue Code, the Fund intends to elect to defer and treat this loss as arising in the fiscal year ending May 31, 2005.

The difference between book basis and tax basis unrealized appreciation and accumulated realized losses at May 31, 2004, is attributable to a one-time tax election whereby the Fund marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the Fund are distributed to shareholders at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock. Under the plan, Fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Fund will issue new shares at a discount of up to 5% from the current market price.

REPURCHASE AGREEMENTS

For repurchase agreements entered into with certain broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES

INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Pursuant to an investment advisory agreement (the "Agreement"), USBAM, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides USBAM with a monthly investment management fee equal to an annualized rate of 0.20% of the Fund's average weekly net assets and 4.50% of the daily gross income accrued by the Fund during the month (i.e., investment income, including accretion of bond discounts and amortization of premiums, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the Fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the Fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the fiscal year ended May 31, 2004, the effective investment management fee incurred by the Fund was 0.62%. For its fee, USBAM provides investment advice, and in general, conducts the management and investment activities of the Fund.

Pursuant to a co-administration agreement (the "Co-Administration Agreement"), USBAM serves as co-administrator for the Fund (U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, is also co-administrator but currently has no functional responsibilities related to the Fund) and provides administrative services, including legal and shareholder services, to the Fund. Under this agreement, USBAM receives a monthly administrative fee equal to an annualized rate of 0.25% of the Fund's average weekly net assets. For its fee, USBAM provides numerous services to the Fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and other services. Separate from the Co-Administration Agreement, USBAM (from its own resources) has retained SEI Investments, Inc. as a sub-administrator to perform, among other services, net asset value calculations.

The Fund may invest in money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment adviser to both the Fund and the related money market funds, USBAM will reimburse the Fund an amount equal to that portion of the investment advisory fee received from the related money market funds that is attributable to the assets of the Fund. For financial statement purposes, this reimbursement is recorded as investment income.

CUSTODIAN FEES

U.S. Bank serves as the Fund's custodian pursuant to a custodian agreement with the Fund. The fee for the Fund is equal to an annual rate of 0.02% of average weekly net assets. These fees are computed weekly and paid monthly.

MORTGAGE SERVICING FEES

The Fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

PROPOSED REORGANIZATION EXPENSES

As discussed in Note 6, the Fund has taken certain steps to reorganize along with certain other similar entities managed by USBAM. As set forth below, certain costs and expenses incurred in connection with the proposed reorganization of the Fund (including, but not limited to, the preparation of all necessary registration statements, proxy materials and other documents, preparation for and attendance at board and committee, shareholder, planning, organizational, and other meetings, and costs and expenses of accountants, attorneys, financial advisors, and other experts engaged in connection with the reorganization) shall be borne by the Fund, American Strategic Income Portfolio Inc., American Strategic Income

Portfolio Inc. II, and American Select Portfolio Inc. (collectively, the "Existing Funds"). The Existing Funds as a group will bear the first $3,400,000 of such expenses and will, subject to certain exceptions, equally share all transaction expenses in excess of $3,400,000 with USBAM. Such costs and expenses will be allocated among the Existing Funds based on their relative net asset values whether or not an Existing Fund participates in the reorganization. Additionally, costs and expenses incurred in connection with the legal representation of USBAM's interests with respect to the reorganization and related matters will be borne by USBAM. The current estimated costs and expenses related to the reorganization are $6,500,000. Based on the net asset values of the Existing Funds as of May 31, 2004, the Fund would bear approximately 40% of the total expenses of the reorganization allocated to the Existing Funds. During the fiscal year ended May 31, 2004, the Fund incurred $117,800 in reorganization expenses.

OTHER FEES AND EXPENSES

In addition to the investment management, administrative, and custodian fees, the Fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, expenses related to real estate owned, taxes, and other miscellaneous expenses.

(4) INVESTMENT SECURITY TRANSACTIONS

Cost of purchases and proceeds from paydowns and sales of securities and real estate, other than temporary investments in short-term securities, for the fiscal year ended May 31, 2004, aggregated $163,738,233 and $148,638,311, respectively. Included in proceeds from paydowns and sales are $1,081,419 from prepayment penalties.

(5) CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund had capital loss carryovers at May 31, 2004, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below.

                        CAPITAL LOSS
                          CARRYOVER        EXPIRATION
                       ---------------     ----------
                       $       871,623        2005
                                69,740        2008
                       ---------------
                       $       941,363
                       ===============

(6) PROPOSED REORGANIZATION

A combined proxy statement/registration statement, last amended on April 22, 2003, has been filed with the Securities and Exchange Commission ("SEC") in which it is proposed that the Fund, along with American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. II ("BSP"), and American Select Portfolio Inc. ("SLA"), reorganize into First American Strategic Real Estate Portfolio Inc., a specialty real estate finance company that would elect to be taxed as a real estate investment trust ("REIT"). Shareholders of the Fund, ASP, BSP, and SLA who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares in First American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions and strategies substantially similar to those of the Fund, ASP, BSP, and SLA. This transaction is subject to review by the SEC, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

(7) INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(8) FINANCIAL HIGHLIGHTS

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                                  YEAR ENDED MAY 31,
                                            --------------------------------------------------------------
                                               2004         2003         2002         2001         2000
                                            ----------   ----------   ----------   ----------   ----------
PER-SHARE DATA
Net asset value, beginning of period        $    12.52   $    12.55   $    12.37   $    11.67   $    12.25
                                            ----------   ----------   ----------   ----------   ----------
Operations:
  Net investment income                           1.04         1.07         1.08         1.02         1.00
  Net realized and unrealized gains
    (losses) on investments                      (0.04)       (0.05)        0.15         0.70        (0.53)
                                            ----------   ----------   ----------   ----------   ----------
    Total from operations                         1.00         1.02         1.23         1.72         0.47
                                            ----------   ----------   ----------   ----------   ----------
Distributions to shareholders:
  From net investment income                     (1.12)       (1.05)       (1.05)       (1.02)       (1.05)
                                            ----------   ----------   ----------   ----------   ----------
Net asset value, end of period              $    12.40   $    12.52   $    12.55   $    12.37   $    11.67
                                            ==========   ==========   ==========   ==========   ==========
Market value, end of period                 $    12.00   $    12.67   $    12.43   $    11.88   $    10.56
                                            ==========   ==========   ==========   ==========   ==========
SELECTED INFORMATION
Total return, net asset value (a)                 8.31%        8.44%       10.29%       15.28%        3.99%
Total return, market value (b)                    3.49%       11.01%       14.04%       23.05%       (2.20)%
Net assets at end of period (in millions)   $      265   $      267   $      268   $      264   $      249
Ratio of expenses to average weekly
  net assets including interest
  expense                                         1.68%        2.85%        2.30%        3.43%        3.55%
Ratio of expenses to average weekly
  net assets excluding interest
  expense                                         1.13%        1.71%        1.15%        1.16%        1.21%
Ratio of net investment income to
  average weekly net assets                       8.32%        8.55%        8.68%        8.44%        8.30%
Portfolio turnover rate (excluding
  short-term securities)                            44%          20%          42%          23%          28%
Amount of borrowings outstanding at
  end of period (in millions)               $       75   $       63   $       99   $       72   $       76
Per-share amount of borrowings
  outstanding at end of period              $     3.53   $     2.93   $     4.66   $     3.39   $     3.54
Per-share amount of net assets,
  excluding borrowings, at end of period    $    15.93   $    15.45   $    17.21   $    15.76   $    15.21
Asset coverage ratio (c)                           451%         527%         369%         465%         430%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.

SCHEDULE OF INVESTMENTS

AMERICAN STRATEGIC INCOME PORTFOLIO III                        May 31, 2004

                                        DATE           PAR
DESCRIPTION OF SECURITY               ACQUIRED        VALUE              COST            VALUE (a)
-----------------------------------   --------   ---------------    ---------------   ---------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO NET ASSETS)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (b) -- 7.1%
  FIXED RATE -- 7.1%
      FHLMC, 5.50%, 1/1/18                       $     8,031,918    $     8,298,569   $     8,192,556
      FHLMC, 9.00%, 7/1/30                               964,004            989,822         1,047,149
      FNMA, 6.00%, 10/1/16                               703,311            707,472           731,444
      FNMA, 5.50%, 2/1/17                              1,229,611          1,226,428         1,258,433
      FNMA, 5.50%, 6/1/17                                797,681            801,999           813,388
      FNMA, 5.00%, 9/1/17                              1,079,821          1,082,919         1,079,486
      FNMA, 5.00%, 11/1/17                             1,971,546          1,982,801         1,970,935
      FNMA, 6.50%, 6/1/29                              2,165,459          2,150,576         2,248,006
      FNMA, 7.50%, 4/1/30                                379,842            366,911           405,124
      FNMA, 7.50%, 5/1/30                                450,373            435,071           480,350
      FNMA, 8.00%, 5/1/30                                121,823            120,267           131,303
      FNMA, 8.00%, 6/1/30                                490,189            483,925           528,331
                                                                    ---------------   ---------------

         Total U.S. Government
           Agency Mortgage-Backed
           Securities                                                    18,646,760        18,886,505
                                                                    ---------------   ---------------

PRIVATE MORTGAGE-BACKED SECURITY (e) -- 0.0%
  FIXED RATE -- 0.0%
      First Gibralter,
         Series 1992-MM, Class B,
         8.79%, 10/25/21              07/30/93           394,296            189,047                --
                                                                    ---------------   ---------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) -- 119.8%
  COMMERCIAL LOANS -- 23.6%
      1155 Market Street,
         12.88%, 5/1/09               04/02/04         1,800,000          1,800,000         1,854,000
      4295/4299 San Felipe
         Associates LP,
         9.33%, 8/1/06                11/01/02         5,104,290          5,104,290         5,257,419
      8324 East Hartford Drive I,
         5.15%, 5/1/09                04/08/04         3,800,000          3,800,000         3,819,342
      8324 East Hartford Drive II,
         13.88%, 5/1/09               04/08/04           475,000            475,000           484,500
      Academy Spectrum,
         7.98%, 5/1/09                12/18/02         5,195,447(b)       5,195,447         5,455,220

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                        DATE           PAR
DESCRIPTION OF SECURITY               ACQUIRED        VALUE              COST            VALUE (a)
-----------------------------------   --------   ---------------    ---------------   ---------------
      CUBB Properties Mobile
         Home Park,
         8.03%, 11/1/07               11/04/97   $     2,446,634    $     2,446,634   $     2,544,499
      Duncan Office Building,
         7.88%, 6/1/08                05/19/98           634,865            634,865           666,608
      France Avenue Business Park II,
         7.40%, 10/1/12               09/12/02         4,539,433(b)       4,539,433         4,766,405
      Holiday Village Shopping Center,
         7.15%, 11/1/07               11/12/02         4,803,434(b)       4,803,434         5,043,605
      Indian Street Shoppes,
         7.88%, 2/1/09                01/27/99         2,179,662(b)       2,179,662         2,288,646
      Jackson Street Warehouse,
         8.53%, 7/1/07                06/30/98         2,806,230(b)       2,806,230         2,918,480
      Jefferson Office Building,
         7.38%, 12/1/13               11/05/98           872,548            872,548           916,176
      Kimball Professional
         Office Building,
         7.88%, 7/1/08                07/02/98         2,130,499(b)       2,130,499         2,237,024
      Lake Pointe Corporate Center,
         8.57%, 7/1/07                07/07/97         3,542,245(b)       3,542,245         3,683,935
      LAX Air Freight Center,
         7.90%, 1/1/08                12/29/97         3,101,479(b)       3,101,479         3,225,538
      NCGR Office Building,
         5.20%, 6/1/09                05/28/04         4,400,000(b)       4,400,000         4,400,000
      North Austin Business Center,
         9.05%, 5/1/07                04/10/97         2,784,233(b)       2,784,233         2,895,602
      Pacific Shores Mobile
         Home Park II,
         11.00%, 10/1/06              09/27/96           559,075            556,271           587,029
      Pilot Knob Service Center,
         8.95%, 7/1/07                06/20/97         1,373,057(b)       1,373,057         1,427,979
      Rockwall Technology Building I,
         7.40%, 11/1/06               10/16/02         3,800,000(b)       3,800,000         3,914,000
      Rockwall Technology Building II,
         9.58%, 11/1/06               10/16/02         1,100,000          1,100,000           894,104
      Shoppes at Jonathan's Landing,
         7.95%, 5/1/10                04/12/00         2,887,602(b)       2,887,602         3,031,982
                                                                    ---------------   ---------------
                                                                         60,332,929        62,312,093
                                                                    ---------------   ---------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                        DATE           PAR
DESCRIPTION OF SECURITY               ACQUIRED        VALUE              COST            VALUE (a)
-----------------------------------   --------   ---------------    ---------------   ---------------
  MULTIFAMILY LOANS -- 95.8%
      2600 Van Ness I,
         5.40%, 10/1/06               09/03/03   $     4,670,000(b) $     4,670,000   $     4,763,400
      2600 Van Ness II,
         13.38%, 10/1/06              09/03/03           250,000            250,000           247,055
      2975 Van Ness I,
         5.40%, 10/1/06               09/03/03         3,080,000(b)       3,080,000         3,141,600
      2975 Van Ness II,
         13.38%, 10/1/06              09/03/03           200,000            200,000           197,644
      411 15th Avenue I,
         5.38%, 10/1/06               09/03/03         2,345,000(b)       2,345,000         2,391,900
      411 15th Avenue II,
         13.38%, 10/1/06              09/03/03           150,000            150,000           146,361
      50 Joice I,
         5.38%, 10/1/06               09/03/03         1,825,000(b)       1,825,000         1,861,500
      50 Joice II,
         13.38%, 10/1/06              09/03/03           125,000            125,000           121,968
      655 Stockton I,
         5.40%, 10/1/06               09/03/03         3,965,000(b)       3,965,000         4,044,300
      655 Stockton II,
         13.38%, 10/1/06              09/03/03           275,000            275,000           268,329
      676 Geary I,
         5.43%, 10/1/06               09/03/03         6,050,000(b)       6,050,000         6,171,000
      676 Geary II,
         13.38%, 10/1/06              09/03/03           350,000            350,000           341,510
      691 O'Farrell I,
         5.40%, 10/1/06               09/03/03         4,175,000          4,175,000         4,258,500
      691 O'Farrell II,
         13.38%, 10/1/06              09/03/03           300,000            300,000           290,851
      709 Geary I,
         5.40%, 10/1/06               09/03/03         4,870,000          4,870,000         4,967,400
      709 Geary II,
         13.38%, 10/1/06              09/03/03           350,000            350,000           339,326
      755 O'Farrell I,
         5.40%, 10/1/06               09/03/03         3,225,000(b)       3,225,000         3,289,500
      755 O'Farrell II,
         13.38%, 10/1/06              09/03/03           300,000            300,000           292,722
      840 California I,
         5.40%, 10/1/06               09/03/03         4,300,000(b)       4,300,000         4,386,000

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                        DATE           PAR
DESCRIPTION OF SECURITY               ACQUIRED        VALUE              COST            VALUE (a)
-----------------------------------   --------   ---------------    ---------------   ---------------
      840 California II,
         13.38%, 10/1/06              09/03/03   $       250,000    $       250,000   $       243,935
      845 California I,
         5.43%, 10/1/06               09/03/03         7,600,000(b)       7,600,000         7,752,000
      845 California II,
         13.38%, 10/1/06              09/03/03           525,000            525,000           512,264
      Ambassador House Apartments,
         8.10%, 2/1/10                01/05/00         3,362,979(b)       3,362,979         3,531,128
      Barclay Square Apartments,
         5.43%, 12/31/04              08/21/01         8,800,000(b)       8,800,000         8,800,000
      Barclay Square Apartments II,
         5.38%, 12/31/04              06/11/03           600,000            600,000           600,000
      Bellewood Apartments,
         9.13%, 12/1/05               06/13/01         1,968,651          1,968,651         1,855,169
      Brays Village Apartments,
         9.88%, 4/1/05                03/15/02         1,394,000          1,394,000         1,330,722
      Chateau Club Apartments I,
         5.18%, 6/1/07                05/18/04         6,000,000          6,000,000         6,180,000
      Chateau Club Apartments II,
         11.88%, 6/1/07               05/18/04           500,000            500,000           506,530
      Clearwater Creek Apartments,
         9.93%, 3/1/08                02/18/03         8,920,000          8,920,000         8,920,000
      Cleary Court Apartments,
         5.68%, 4/1/07                03/17/04        15,070,000         15,070,000        14,267,364
      Concorde Apartments,
         6.28%, 5/1/10                04/30/03         4,900,000(b)       4,900,000         5,145,000
      Country Place Village I,
         6.93%, 3/1/05                02/06/02        10,300,000(b)      10,300,000        10,403,000
      Country Place Village II,
         9.88%, 3/1/05                02/06/02         2,300,000          2,300,000         1,939,900
      Country Villa Apartments,
         6.90%, 9/1/13                08/29/03         2,584,147(b)       2,584,147         2,713,354
      Flint Ridge on the
         Lake Apartments I,
         5.43%, 1/1/07                12/19/03         5,840,000(b)       5,840,000         6,015,200
      Flint Ridge on the
         Lake Apartments II,
         13.88%, 1/1/07               12/19/03           500,000            500,000           515,000
      Geneva Village Apartments I,
         7.00%, 1/1/14                12/24/03         1,530,787          1,530,787         1,607,327

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                        DATE           PAR
DESCRIPTION OF SECURITY               ACQUIRED        VALUE              COST            VALUE (a)
-----------------------------------   --------   ---------------    ---------------   ---------------
      Geneva Village Apartments II,
         9.88%, 1/1/13                12/24/03   $        73,276    $        73,276   $        76,940
      Grand Courtyards,
         9.93%, 2/10/09               01/26/04         7,215,000          7,215,000         7,188,857
      Hartford Apartments,
         14.88%, 6/1/05               06/24/02         2,290,000          2,290,000         2,211,119
      Hidden Ridge I,
         5.43%, 8/1/06                07/23/03        13,232,000(b)      13,232,000        13,628,960
      Hidden Ridge II,
         9.90%, 8/1/06                07/23/03         2,648,000          2,648,000         2,205,838
      Lions Park Apartments I,
         5.20%, 4/1/09                03/25/04         3,545,966          3,545,966         3,605,130
      Lions Park Apartments II,
         11.88%, 4/1/09               03/25/04            99,971             99,971           104,970
      Meadowview Apartments I,
         7.00%, 1/1/14                12/24/03         1,111,055          1,111,055         1,166,605
      Meadowview Apartments II,
         9.88%, 1/1/13                12/24/03            73,276             73,276            76,940
      Meridian,
         8.93%, 9/1/04                08/22/01         8,521,312          8,521,312         8,521,312
      Meridian Pointe Apartments,
         8.73%, 2/1/12                03/07/97         1,120,460          1,120,460         1,176,483
      Mirror Woods Apartments,
         5.58%, 8/1/06                07/30/03         8,004,000(b)       8,004,000         8,244,120
      Northaven Terrace Apartments,
         7.43%, 6/1/07                05/07/02         6,739,909(b)       6,739,909         7,076,904
      Pacific Avenue Apartments I,
         5.43%, 4/1/07                03/18/04         7,100,000          7,100,000         7,242,000
      Pacific Avenue Apartments II,
         11.88%, 4/1/07               03/18/04         1,550,000          1,550,000         1,442,514
      Parkway Village Apartments I,
         7.00%, 1/1/14                12/24/03         1,061,301          1,061,301         1,114,367
      Parkway Village Apartments II,
         9.88%, 1/1/13                12/24/03            73,276             73,276            76,940
      Riverbend Village Apartments,
         5.58%, 8/1/06                07/30/03         8,800,000(b)       8,800,000         9,064,000
      Riverbrook Apartments I,
         8.55%, 3/1/10                03/01/00         2,924,353(b)       2,924,353         3,070,571
      Riverbrook Apartments II,
         10.88%, 3/1/10               02/13/01           315,677            315,677           331,461

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                       PAR
                                        DATE          VALUE/
DESCRIPTION OF SECURITY               ACQUIRED        SHARES             COST            VALUE (a)
-----------------------------------   --------   ---------------    ---------------   ---------------
      Shelter Island Apartments,
         7.63%, 12/1/08               11/04/98   $    12,686,127(b) $    12,686,127   $    13,320,433
      The Colony Apartments,
         5.58%, 8/1/06                07/30/03         9,296,000(b)       9,296,000         9,574,880
      Tulsa Apartment Portfolio I,
         9.93%, 3/1/07                02/27/03         6,790,000(f)       6,790,000         6,323,994
      Tulsa Apartment Portfolio II,
         9.93%, 3/1/07                02/27/03         6,130,000          6,130,000         5,452,983
      Warwick West Apartments II,
         9.90%, 7/1/04                06/27/01         2,856,000          2,856,000         2,613,655
      Westchase Apartments,
         5.68%, 8/1/06                08/12/03         6,700,000(b)       6,700,000         6,901,000
      WesTree Apartments,
         8.90%, 11/1/10               10/12/00         4,655,967(b)       4,655,967         4,888,765
      Willamette Oaks,
         9.15%, 12/1/05               06/13/01         2,559,246          2,559,246         2,533,103
                                                                    ---------------   ---------------
                                                                        251,922,736       253,593,603
                                                                    ---------------   ---------------
  SINGLE FAMILY LOAN -- 0.4%
      Arbor,
         9.27%, 8/16/17               02/16/96         1,010,152          1,012,472         1,010,152
                                                                    ---------------   ---------------
         Total Whole Loans and
           Participation Mortgages                                      313,268,137       316,915,848
                                                                    ---------------   ---------------

PREFERRED STOCK -- 0.0%
  REAL ESTATE INVESTMENT TRUST -- 0.0%
      Archstone Community Trust,
         Series D                     04/23/01             3,525             91,862            90,663
                                                                    ---------------   ---------------

         Total Investments in
           Unaffiliated Securities                                      332,195,806       335,893,016
                                                                    ---------------   ---------------

AFFILIATED MONEY MARKET FUND (g) -- 0.8%
      First American Prime
         Obligations Fund, Class Z                     2,222,237          2,222,237         2,222,237
                                                                    ---------------   ---------------

         Total Investments in
           Securities (h) -- 127.7%                                 $   334,418,043   $   338,115,253
                                                                    ===============   ===============

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

NOTES TO SCHEDULE OF INVESTMENTS:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
(b) ON MAY 31, 2004, SECURITIES VALUED AT $214,353,436 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                                     NAME OF
                                                                                      BROKER
                 ACQUISITION                                   ACCRUED           AND DESCRIPTION
    AMOUNT          DATE           RATE            DUE         INTEREST           OF COLLATERAL
-------------   -------------   ----------      ----------   -------------   -----------------------
$  17,376,881     5/12/04             1.10%*     6/11/04     $      10,619              (1)
   51,500,000     5/03/04             1.98%**    6/01/04            81,935              (2)
    6,500,000     5/18/04             1.98%**    6/01/04             4,993              (2)
-------------                                                -------------
$  75,376,881                                                $      97,547
=============                                                =============

*   RATE IS A NEGOTIATED FIXED RATE.
** INTEREST RATE AS OF MAY 31, 2004. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
        (1) MORGAN STANLEY:
            FHLMC, 5.50%, 1/1/18, $8,031,918 PAR
            FHLMC, 9.00%, 7/1/30, $964,004 PAR
            FNMA, 6.00%, 10/1/16, $703,311 PAR
            FNMA, 5.50%, 2/1/17, $1,229,611 PAR
            FNMA, 5.50%, 6/1/17, $797,681 PAR
            FNMA, 5.00%, 9/1/17, $1,079,821 PAR
            FNMA, 5.00%, 11/1/17, $1,971,546 PAR
            FNMA, 6.50%, 6/1/29, $2,165,459 PAR
            FNMA, 7.50%, 4/1/30, $379,842 PAR
            FNMA, 7.50%, 5/1/30, $450,373 PAR
            FNMA, 8.00%, 5/1/30, $121,823 PAR
            FNMA, 8.00%, 6/1/30, $490,189 PAR
        (2) MORGAN STANLEY:
            2600 VAN NESS I, 5.40%, 10/1/06, $4,670,000 PAR
            2975 VAN NESS I, 5.40%, 10/1/06, $3,080,000 PAR
            411 15TH AVENUE I, 5.38%, 10/1/06, $2,345,000 PAR
            50 JOICE I, 5.38%, 10/1/06, $1,825,000 PAR
            655 STOCKTON I, 5.40%, 10/1/06, $3,965,000 PAR
            676 GEARY I, 5.43%, 10/1/06, $6,050,000 PAR
            755 O'FARRELL I, 5.40%, 10/1/06, $3,225,000 PAR
            840 CALIFORNIA I, 5.40%, 10/1/06, $4,300,000 PAR
            845 CALIFORNIA I, 5.43%, 10/1/06, $7,600,000 PAR
            ACADEMY SPECTRUM, 7.98%, 5/1/09, $5,195,447 PAR
            AMBASSADOR HOUSE APARTMENTS, 8.10%, 2/1/10, $3,362,979 PAR
            BARCLAY SQUARE APARTMENTS, 5.43%, 12/31/04, $8,800,000 PAR
            CONCORDE APARTMENTS, 6.28%, 5/1/10, $4,900,000 PAR
            COUNTRY PLACE VILLAGE I, 6.93%, 3/1/05, $10,300,000 PAR
            COUNTRY VILLA APARTMENTS, 6.90%, 9/1/13, $2,584,147 PAR
            FLINT RIDGE ON THE LAKE APARTMENTS I, 5.43%, 1/1/07, $5,840,000 PAR FRANCE AVENUE BUSINESS PARK II, 7.40%, 10/1/12, $4,539,433 PAR HIDDEN RIDGE I, 5.43%, 8/1/06, $13,232,000 PAR

            HOLIDAY VILLAGE SHOPPING CENTER, 7.15%, 11/1/07, $4,803,434 PAR INDIAN STREET SHOPPES, 7.88%, 2/1/09, $2,179,662 PAR
            JACKSON STREET WAREHOUSE, 8.53%, 7/1/07, $2,806,230 PAR
            KIMBALL PROFESSIONAL OFFICE BUILDING, 7.88%, 7/1/08, $2,130,499 PAR LAKE POINTE CORPORATE CENTER, 8.57%, 7/1/07, $3,542,245 PAR
            LAX AIR FREIGHT CENTER, 7.90%, 1/1/08, $3,101,479 PAR
            MIRROR WOODS APARTMENTS, 5.58%, 8/1/06, $8,004,000 PAR
            NCGR OFFICE BUILDING, 5.20%, 6/1/09, $4,400,000 PAR
            NORTH AUSTIN BUSINESS CENTER, 9.05%, 5/1/07, $2,784,233 PAR NORTHAVEN TERRACE APARTMENTS, 7.43%, 6/1/07, $6,739,909 PAR
            PILOT KNOB SERVICE CENTER, 8.95%, 7/1/07, $1,373,057 PAR
            RIVERBEND VILLAGE APARTMENTS, 5.58%, 8/1/06, $8,800,000 PAR RIVERBROOK APARTMENTS I, 8.55%, 3/1/10, $2,924,353 PAR
            ROCKWALL TECHNOLOGY BUILDING I, 7.40%, 11/1/06, $3,800,000 PAR SHELTER ISLAND APARTMENTS, 7.63%, 12/1/08, $12,686,127 PAR
            SHOPPES AT JONATHAN'S LANDING, 7.95%, 5/1/10, $2,887,602 PAR
            THE COLONY APARTMENTS, 5.58%, 8/1/06, $9,296,000 PAR
            WESTCHASE APARTMENTS, 5.68%, 8/1/06, $6,700,000 PAR
            WESTREE APARTMENTS, 8.90%, 11/1/10, $4,655,967 PAR

THE FUND HAS ENTERED INTO A LENDING AGREEMENT WITH MORGAN STANLEY. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $60,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.15% TO MORGAN STANLEY ON ANY UNUSED PORTION OF THE $60,000,000 LENDING AGREEMENT.

(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT MAY 31, 2004. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2004.
(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, ARE PRESENTED BELOW.

COMMERCIAL LOANS:
      1155 MARKET STREET - SAN FRANCISCO, CA
      4295/4299 SAN FELIPE ASSOCIATES LP - HOUSTON, TX
      8324 EAST HARTFORD DRIVE I - SCOTTSDALE, AZ
      8324 EAST HARTFORD DRIVE II - SCOTTSDALE, AZ
      ACADEMY SPECTRUM - COLORADO SPRINGS, CO
      CUBB PROPERTIES MOBILE HOME PARK - NEW YORK, NY
      DUNCAN OFFICE BUILDING - OLYMPIA, WA
      FRANCE AVENUE BUSINESS PARK II - BROOKLYN PARK, MN
      HOLIDAY VILLAGE SHOPPING CENTER - PARK CITY, UT
      INDIAN STREET SHOPPES - STUART, FL
      JACKSON STREET WAREHOUSE - PHOENIX, AZ
      JEFFERSON OFFICE BUILDING - OLYMPIA, WA
      KIMBALL PROFESSIONAL OFFICE BUILDING - GIG HARBOR, WA
      LAKE POINTE CORPORATE CENTER - MINNEAPOLIS, MN
      LAX AIR FREIGHT CENTER - INGLEWOOD, CA
      NCGR OFFICE BUILDING - SANTA FE, NM
      NORTH AUSTIN BUSINESS CENTER - AUSTIN, TX
      PACIFIC SHORES MOBILE HOME PARK II - NEWPORT, OR
      PILOT KNOB SERVICE CENTER - MENDOTA HEIGHTS, MN
      ROCKWALL TECHNOLOGY BUILDING I - ROCKWALL, TX
      ROCKWALL TECHNOLOGY BUILDING II - ROCKWALL, TX
      SHOPPES AT JONATHAN'S LANDING - JUPITER, FL

MULTIFAMILY LOANS:
      2600 VAN NESS I - SAN FRANCISCO, CA
      2600 VAN NESS II - SAN FRANCISCO, CA
      2975 VAN NESS I - SAN FRANCISCO, CA
      2975 VAN NESS II - SAN FRANCISCO, CA
      411 15TH AVENUE I - SAN FRANCISCO, CA
      411 15TH AVENUE II - SAN FRANCISCO, CA
      50 JOICE I - SAN FRANCISCO, CA
      50 JOICE II - SAN FRANCISCO, CA
      655 STOCKTON I - SAN FRANCISCO, CA
      655 STOCKTON II - SAN FRANCISCO, CA
      676 GEARY I - SAN FRANCISCO, CA
      676 GEARY II - SAN FRANCISCO, CA
      691 O'FARRELL I - SAN FRANCISCO, CA
      691 O'FARRELL II - SAN FRANCISCO, CA
      709 GEARY I - SAN FRANCISCO, CA
      709 GEARY II - SAN FRANCISCO, CA
      755 O'FARRELL I - SAN FRANCISCO, CA
      755 O'FARRELL II - SAN FRANCISCO, CA
      840 CALIFORNIA I - SAN FRANCISCO, CA
      840 CALIFORNIA II - SAN FRANCISCO, CA
      845 CALIFORNIA I - SAN FRANCISCO, CA
      845 CALIFORNIA II - SAN FRANCISCO, CA
      AMBASSADOR HOUSE APARTMENTS - OKLAHOMA CITY, OK
      BARCLAY SQUARE APARTMENTS - HOUSTON, TX
      BARCLAY SQUARE APARTMENTS II - HOUSTON, TX
      BELLEWOOD APARTMENTS - ISSAQUAH, WA
      BRAYS VILLAGE APARTMENTS - HOUSTON, TX
      CHATEAU CLUB APARTMENTS I - ATHENS, GA
      CHATEAU CLUB APARTMENTS II - ATHENS, GA
      CLEARWATER CREEK APARTMENTS - RICHARDSON, TX
      CLEARY COURT APARTMENTS - PLANTATION, FL
      CONCORDE APARTMENTS - CHATTANOOGA, TN
      COUNTRY PLACE VILLAGE I - CLEARWATER, FL
      COUNTRY PLACE VILLAGE II - CLEARWATER, FL
      COUNTRY VILLA APARTMENTS - WEST LAFAYETTE, IN
      FLINT RIDGE ON THE LAKE APARTMENTS I - HILLSBOROUGH, NC
      FLINT RIDGE ON THE LAKE APARTMENTS II - HILLSBOROUGH, NC
      GENEVA VILLAGE APARTMENTS I - WEST JORDAN, UT
      GENEVA VILLAGE APARTMENTS II - WEST JORDAN, UT
      GRAND COURTYARDS - GRAND PRAIRIE, TX
      HARTFORD APARTMENTS - ATLANTA, GA
      HIDDEN RIDGE I - IRVING, TX
      HIDDEN RIDGE II - IRVING, TX
      LIONS PARK APARTMENTS I - ELK RIVER, MN
      LIONS PARK APARTMENTS II - ELK RIVER, MN
      MEADOWVIEW APARTMENTS I - WEST JORDAN, UT
      MEADOWVIEW APARTMENTS II - WEST JORDAN, UT
      MERIDIAN - PHOENIX, AZ
      MERIDIAN POINTE APARTMENTS - KALISPELL, MT
      MIRROR WOODS APARTMENTS - FEDERAL WAY, WA
      NORTHAVEN TERRACE APARTMENTS - DALLAS, TX
      PACIFIC AVENUE APARTMENTS I - SAN FRANCISCO, CA
      PACIFIC AVENUE APARTMENTS II - SAN FRANCISCO, CA

      PARKWAY VILLAGE APARTMENTS I - WEST JORDAN, UT
      PARKWAY VILLAGE APARTMENTS II - WEST JORDAN, UT
      RIVERBEND VILLAGE APARTMENTS - LAS VEGAS, NV
      RIVERBROOK APARTMENTS I - TAMPA, FL
      RIVERBROOK APARTMENTS II - TAMPA, FL
      SHELTER ISLAND APARTMENTS - LAS VEGAS, NV
      THE COLONY APARTMENTS - FEDERAL WAY, WA
      TULSA APARTMENT PORTFOLIO I - TULSA, OK
      TULSA APARTMENT PORTFOLIO II - TULSA, OK
      WARWICK WEST APARTMENTS II - OKLAHOMA CITY, OK
      WESTCHASE APARTMENTS - AUSTELL, GA
      WESTREE APARTMENTS - COLORADO SPRINGS, CO
      WILLAMETTE OAKS - EUGENE, OR

SINGLE FAMILY LOANS:
      ARBOR - 10 LOANS, NEW YORK

(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. THESE SECURITIES ARE FAIR VALUED IN ACCORDANCE WITH THE BOARD APPROVED VALUATION PROCEDURES. ON MAY 31, 2004, THE TOTAL MARKET VALUE OF FAIR VALUED SECURITIES WAS $316,915,848 OR 119.7% OF NET ASSETS. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
(f) SECURITY IS IN DEFAULT.
(g) INVESTMENT IN AFFILIATED SECURITY. THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(h) ON MAY 31, 2004, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $337,116,116. THE DIFFERENCE BETWEEN THE COST FOR FEDERAL INCOME TAX AND BOOK PURPOSES IS DUE TO A ONE-TIME MARK TO MARKET ELECTION MADE PURSUANT TO SECTION 311 OF THE TAXPAYER RELIEF ACT OF 1997. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, BASED ON THIS COST WERE AS FOLLOWS:

     GROSS UNREALIZED APPRECIATION         $  5,033,464
     GROSS UNREALIZED DEPRECIATION           (4,034,327)
                                           ------------
          NET UNREALIZED APPRECIATION      $    999,137
                                           ============

ABBREVIATIONS:
     FHLMC-FEDERAL HOME LOAN MORTGAGE CORPORATION
     FNMA-FEDERAL NATIONAL MORTGAGE ASSOCIATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN STRATEGIC INCOME PORTFOLIO INC. III

We have audited the accompanying statement of assets and liabilities of American Strategic Income Portfolio Inc. III, including the schedule of investments as of May 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of May 31, 2004, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. III at May 31, 2004, the results of its operations and its cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Minneapolis, Minnesota
July 1, 2004

FEDERAL INCOME TAX INFORMATION (Unaudited)

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS OR QUALIFYING AS QUALIFIED DIVIDEND INCOME)

PAYABLE DATE                                                               AMOUNT
------------                                                             ----------
June 25, 2003                                                            $   0.0875
July 23, 2003                                                                0.0875
August 27, 2003                                                              0.0875
September 24, 2003                                                           0.0875
October 29, 2003                                                             0.0875
November 19, 2003                                                            0.0875
December 17, 2003                                                            0.0875
January 9, 2004                                                              0.1600
February 25, 2004                                                            0.0875
March 24, 2004                                                               0.0875
April 28, 2004                                                               0.0875
May 26, 2004                                                                 0.0875
                                                                         ----------
     Total                                                               $   1.1225
                                                                         ==========

SHAREHOLDER UPDATE (Unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan, which is a convenient and economical way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

ELIGIBILITY/PARTICIPATION

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the Fund. To enroll in this plan, call EquiServe at 800-426-5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers, or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before each share's dividend and/or capital gains distribution.

PLAN ADMINISTRATION

Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the Fund on the New York Stock Exchange ("NYSE") or elsewhere on the open market only when the price of the Fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the Fund. These shares will be issued at a per-share price equal to the higher of
(a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the Fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

TAX INFORMATION

Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the Fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

PLAN WITHDRAWAL

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

PLAN AMENDMENT/TERMINATION

The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before such amendment or termination is effected. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43010, Providence, RI 02940-3010, 800-426-5523.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at sec.gov.

                 (This page has been left blank intentionally.)

DIRECTORS AND OFFICERS OF THE FUND
INDEPENDENT DIRECTORS

                                          POSITION(S)
                                          HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH             FUND                         TERM OF OFFICE AND LENGTH OF TIME SERVED
---------------------------------------------------------------------------------------------------------------------------------
Benjamin R. Field III                  Director            Directors serve for a one-year term that expires at the next annual
P.O. Box 1329                                              meeting of shareholders. Director of CSP since September 2003.
Minneapolis, MN 55440-1329 (1938)

Mickey P. Foret                        Director            Directors serve for a one-year term that expires at the next annual
P.O. Box 1329                                              meeting of shareholders. Director of CSP since September 2003.
Minneapolis, MN 55440-1329 (1945)


Roger A. Gibson                        Director            Directors serve for a one-year term that expires at the next annual
P.O. Box 1329                                              meeting of shareholders. Director of CSP since August 1998.
Minneapolis, MN 55440-1329 (1946)

Victoria J. Herget                     Director            Directors serve for a one-year term that expires at the next annual
P.O. Box 1329                                              meeting of shareholders. Director of CSP since September 2003.
Minneapolis, MN 55440-1329 (1952)

Leonard W. Kedrowski                   Director            Directors serve for a one-year term that expires at the next annual
P.O. Box 1329                                              meeting of shareholders. Director of CSP since August 1998.
Minneapolis, MN 55440-1329 (1941)


Richard K. Riederer                    Director            Directors serve for a one-year term that expires at the next annual
P.O. Box 1329                                              meeting of shareholders. Director of CSP since August 2001.
Minneapolis, MN 55440-1329 (1944)

Joseph D. Strauss                      Director            Directors serve for a one-year term that expires at the next annual
P.O. Box 1329                                              meeting of shareholders. Director of CSP since August 1998.
Minneapolis, MN 55440-1329 (1940)

                                                                                                                 OTHER
                                                                              NUMBER OF PORTFOLIOS IN         DIRECTORSHIPS
                                           PRINCIPAL OCCUPATION(S)                 FUND COMPLEX                  HELD BY
NAME, ADDRESS, AND YEAR OF BIRTH            DURING PAST FIVE YEARS             OVERSEEN BY DIRECTOR             DIRECTOR*
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin R. Field III                 Retired; Senior Financial Advisor,      First American Funds                None
P.O. Box 1329                         Bemis Company, Inc. from May 2002       Complex: twelve
Minneapolis, MN 55440-1329 (1938)     through June 2004; Senior Vice          registered investment
                                      President, Chief Financial Officer      companies, including
                                      and Treasurer, Bemis, through April     sixty-one portfolios
                                      2002.

Mickey P. Foret                       Consultant to Northwest Airlines,       First American Funds                ADC
P.O. Box 1329                         Inc. since 2002; Executive Vice         Complex: twelve            Telecommunications, Inc.
Minneapolis, MN 55440-1329 (1945)     President and Chief Financial           registered investment
                                      Officer, Northwest Airlines,            companies, including        Champion Airlines, Inc.
                                      through 2002.                           sixty-one portfolios
                                                                                                            MAIR Holdings, Inc.

                                                                                                             URS Corporation

Roger A. Gibson                       Vice President, Cargo-United            First American Funds                None
P.O. Box 1329                         Airlines, since July 2001; Vice         Complex: twelve
Minneapolis, MN 55440-1329 (1946)     President, North America-Mountain       registered investment
                                      Region, United Airlines, prior to       companies, including
                                      July 2001.                              sixty-one portfolios

Victoria J. Herget                    Investment consultant and               First American Funds                None
P.O. Box 1329                         non-profit board member since 2001;     Complex: twelve
Minneapolis, MN 55440-1329 (1952)     Managing Director of Zurich Scudder     registered investment
                                      Investments through 2001.               companies, including
                                                                              sixty-one portfolios

Leonard W. Kedrowski                  Owner, Executive and Management         First American Funds                None
P.O. Box 1329                         Consulting, Inc., a management          Complex: twelve
Minneapolis, MN 55440-1329 (1941)     consulting firm; Board member, GC       registered investment
                                      McGuiggan Corporation (DBA Smyth        companies,including
                                      Companies), a label printer; former     sixty-one portfolios
                                      Chief Executive Officer, Creative
                                      Promotions International, LLC, a
                                      promotional award programs and
                                      products company, through October
                                      2003; Advisory Board member,
                                      Designer Doors, manufacturer of
                                      designer doors, through 2002.

Richard K. Riederer                   Retired; Director, President, and       First American Funds                None
P.O. Box 1329                         Chief Executive Officer, Weirton        Complex: twelve
Minneapolis, MN 55440-1329 (1944)     Steel, through 2001.                    registered investment
                                                                              companies, including
                                                                              sixty-one portfolios

Joseph D. Strauss                     Owner and President, Excensus TM        First American Funds                None
P.O. Box 1329                         LLC, a consulting firm, since 2001;     Complex: twelve
Minneapolis, MN 55440-1329 (1940)     Owner and President, Strauss            registered investment
                                      Management Company, a Minnesota         companies,including
                                      holding company for various             sixty-one portfolios
                                      organizational management business
                                      ventures; Owner, Chairman, and
                                      Chief Executive Officer, Community
                                      Resource Partnerships, Inc., a
                                      strategic planning, operations
                                      management, government relations,
                                      transportation planning, and public
                                      relations organization; attorney at
                                      law.

                                          POSITION(S)
                                          HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH             FUND                         TERM OF OFFICE AND LENGTH OF TIME SERVED
---------------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer                   Chair;              Directors serve for a one-year term that expires at the next annual
P.O. Box 1329                          Director            meeting of shareholders. Chair term three years, assuming reelection
Minneapolis, MN 55440-1329 (1944)                          as a director. Chair of CSP's board since 1998; current term expires
                                                           September 2006. Director of CSP since August 1998.

James M. Wade                          Director            Directors serve for a one-year term that expires at the next annual
P.O. Box 1329                                              meeting of shareholders. Director of CSP since August 2001.
Minneapolis, MN 55440-1329 (1943)


OFFICERS

                                          POSITION(S)
                                          HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH             FUND                         TERM OF OFFICE AND LENGTH OF TIME SERVED
---------------------------------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.                President           Re-elected by the Board annually; President of CSP since February
U.S. Bancorp Asset Management, Inc.                        2001.
800 Nicollet Mall
Minneapolis, MN 55402 (1962)**

John G. Wenker                         Senior Vice         Re-elected by the Board annually; Senior Vice President of CSP since
U.S. Bancorp Asset Management, Inc.    President           May 2001.
800 Nicollet Mall
Minneapolis, Minnesota 55402 (1953)**

Mark S. Jordahl                        Vice                Re-elected by the Board annually; Vice President-Investments of CSP
U.S. Bancorp Asset Management, Inc.    President-          since September 2001.
800 Nicollet Mall                      Investments
Minneapolis, MN 55402 (1960)**

Jeffery M. Wilson                      Vice                Re-elected by the Board annually; Vice President-Administration of CSP
U.S. Bancorp Asset Management, Inc.    President-          since March 2000.
800 Nicollet Mall                      Administration
Minneapolis, MN 55402 (1956)**

Russell J. Kappenman                   Vice                Re-elected by the Board annually; Vice President and Assistant
U.S. Bancorp Asset Management, Inc.    President-          Secretary of CSP since May 2001.
800 Nicollet Mall                      and
Minneapolis, Minnesota 55402 (1964)**  Assistant
                                       Secretary

Julene R. Melquist                     Vice                Re-elected by the Board annually; Vice President of CSP since May
U.S. Bancorp Asset Management, Inc.    President           2001.
800 Nicollet Mall
Minneapolis, Minnesota 55402 (1966)**

Joseph M. Ulrey III                    Treasurer           Re-elected by the Board annually; Treasurer of CSP since December
U.S. Bancorp Asset Management, Inc.                        2003.
800 Nicollet Mall
Minneapolis, MN 55402 (1958)**

                                                                                                                       OTHER
                                                                                      NUMBER OF PORTFOLIOS IN      DIRECTORSHIPS
                                               PRINCIPAL OCCUPATION(S)                     FUND COMPLEX               HELD BY
NAME, ADDRESS, AND YEAR OF BIRTH                DURING PAST FIVEYEARS                  OVERSEEN BY DIRECTOR          DIRECTOR*
--------------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer                  Owner and President, Strategic Management       First American Funds            None
P.O. Box 1329                         Resources, Inc., a management consulting firm;  Complex: twelve
Minneapolis, MN 55440-1329 (1944)     Executive Consultant for State Farm Insurance   registered investment
                                      Company.                                        companies, including
                                                                                      sixty-one portfolios

James M. Wade                         Owner and President, Jim Wade Homes, a          First American Funds            None
P.O. Box 1329                         homebuilding company, since 1999.               Complex: twelve
Minneapolis, MN 55440-1329 (1943)                                                     registered investment
                                                                                      companies,including
                                                                                      sixty-one portfolios

NAME, ADDRESS, AND YEAR OF BIRTH                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.                   Chief Executive Officer of U.S. Bancorp Asset Management, Inc. since May 2001;
U.S. Bancorp Asset Management, Inc.       Chief Executive Officer of First American Asset Management from December 2000
800 Nicollet Mall                         through May 2001 and of Firstar Investment & Research Management Company from
Minneapolis, MN 55402 (1962)**            February 2001 through May 2001; Senior Managing Director and Head of Equity
                                          Research of U.S. Bancorp Piper Jaffray from October 1998 through December 2000;
                                          prior to October 1998, Senior Airline Equity Analyst and a Director in the
                                          Equity Research Department, CreditSuisse First Boston.

John G. Wenker                            Managing Director of U.S. Bancorp Asset Management, Inc. since May 2001;
U.S. Bancorp Asset Management, Inc.       Managing Director of First American Asset Management from 1998 to May 2001;
800 Nicollet Mall                         Managing Director of the Fixed Income Department at Piper Jaffray Inc. from 1992
Minneapolis, Minnesota 55402 (1953)**     to 1998.

Mark S. Jordahl                           Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since September
U.S. Bancorp Asset Management, Inc.       2001; President and Chief Investment Officer, ING Investment
800 Nicollet Mall                         Management-Americas, September 2000 to June 2001; Senior Vice President and
Minneapolis, MN 55402 (1960)**            Chief Investment Officer, ReliaStar Financial Corp., anuary 1998 to September
                                          2000.

Jeffery M. Wilson                         Senior Vice President of U.S. Bancorp Asset Management, Inc. since May 2001;
U.S. Bancorp Asset Management, Inc.       prior thereto, Senior Vice President of First American Asset Management.
800 Nicollet Mall
Minneapolis, MN 55402 (1956)**

Russell J. Kappenman                      Managing Director of U.S. Bancorp Asset Management, Inc. since May 2001; Vice
U.S. Bancorp Asset Management, Inc.       President of First American Asset Management from 1998 to May 2001; tax manager
800 Nicollet Mall                         and fixed-income analyst with Piper Jaffray Inc. through 1998.
Minneapolis, Minnesota 55402 (1964)**

Julene R. Melquist                        Vice President of U.S. Bancorp Asset Management, Inc. since May 2001; analyst
U.S. Bancorp Asset Management, Inc.       with First American Asset Management from 1998 to May 2001; Assistant Vice
800 Nicollet Mall                         President with Piper Capital Management Inc. through 1998.
Minneapolis, Minnesota 55402 (1966)**

Joseph M. Ulrey III                       Senior Managing Director, Fund Treasury, since December 2003, and Senior
U.S. Bancorp Asset Management, Inc.       Managing Director, Risk Management and Quantitative Products, since May 2001,
800 Nicollet Mall                         U.S. Bancorp Asset Management, Inc.; from May 2001 through December 2001, Senior
Minneapolis, MN 55402 (1958)**            Managing Director, Securities Lending and Money Market Funds, U.S. Bancorp Asset
                                          Management, Inc.; prior thereto, Senior Managing Director, Securities Lending and Money Market Funds, First American Asset Management.

                                         POSITION(S)
                                          HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH            FUND             TERM OF OFFICE AND LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------------------
James D. Alt                             Secretary        Re-elected by the Board annually; Secretary of
50 South Sixth Street, Suite 1500                         CSP since June 2002; Assistant Secretary of
Minneapolis, MN 55402 (1951)                              CSP from September 1999 to June 2002.

Michael J. Radmer                        Assistant        Re-elected by the Board annually; Assistant
50 South Sixth Street, Suite 1500        Secretary        Secretary of CSP since March 2000; Secretary
Minneapolis, MN 55402 (1945)                              of CSP from September 1999 to March 2000.

Kathleen L. Prudhomme                    Assistant        Re-elected by the Board annually; Assistant
50 South Sixth Street, Suite 1500        Secretary        Secretary of CSP since September 1999.
Minneapolis, MN 55402 (1953)

Richard J. Ertel                         Assistant        Re-elected by the Board annually; Assistant
U.S. Bancorp Asset Management, Inc.      Secretary        Secretary of CSP since June 2003.
800 Nicollet Mall
Minneapolis, MN 55402 (1967)**

*Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

**Messrs. Schreier, Wenker, Jordahl, Wilson, Kappenman, Ulrey, and Ertel and Ms. Melquist are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for the Fund.

NAME, ADDRESS, AND YEAR OF BIRTH                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------
James D. Alt                             Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402 (1951)

Michael J. Radmer                        Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402 (1945)

Kathleen L. Prudhomme                    Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402 (1953)

Richard J. Ertel                         Disclosure Counsel, U.S. Bancorp Asset Management, Inc.
U.S. Bancorp Asset Management, Inc.      since May 2003; Associate Counsel, Hartford Life and
800 Nicollet Mall                        Accident Insurance Company from April 2001 through May 2003;
Minneapolis, MN 55402 (1967)**           Attorney and Law Clerk, Fortis Financial Group, through
                                         March 2001.

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

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

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

BOARD OF DIRECTORS

VIRGINIA STRINGER
Chairperson of American Strategic Income Portfolio Inc. III
Owner and President of Strategic Management Resources, Inc.

BENJAMIN FIELD III
Director of American Strategic Income Portfolio Inc. III
Retired; former Senior Financial Advisor, Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

MICKEY FORET
Director of American Strategic Income Portfolio Inc. III
Consultant to, and formerly Executive Vice President and Chief Financial Officer of, Northwest Airlines, Inc.

ROGER GIBSON
Director of American Strategic Income Portfolio Inc. III
Vice President of Cargo-United Airlines

VICTORIA HERGET
Director of American Strategic Income Portfolio Inc. III
Investment Consultant; former Managing Director of Zurich Scudder Investments

LEONARD KEDROWSKI
Director of American Strategic Income Portfolio Inc. III
Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER
Director of American Strategic Income Portfolio Inc. III
Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS
Director of American Strategic Income Portfolio Inc. III
Owner and President of Strauss Management Company

JAMES WADE
Director of American Strategic Income Portfolio Inc. III
Owner and President of Jim Wade Homes

AMERICAN STRATEGIC INCOME PORTFOLIO INC. III'S BOARD OF DIRECTORS IS COMPRISED ENTIRELY OF INDEPENDENT DIRECTORS.

[FIRST AMERICAN (TM) LOGO]

AMERICAN STRATEGIC INCOME PORTFOLIO INC. III
2004 ANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.


[RECYCLED SYMBOL]   This document is printed on paper containing 10%
                    postconsumer waste.

                    7/2004  0254-04  CSP-AR

ITEM 2--CODE OF ETHICS - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address. State here if fund will send code of ethics to shareholders without charge upon request.

RESPONSE: The registrant has adopted a code of ethics (designated as the "Code of Ethical Conduct") that applies to its principal executive officer and principal financial officer. The registrant undertakes to furnish a copy of such Code of Ethical Conduct to any person upon request, without charge, by calling 1-800-677-3863.

ITEM 3--AUDIT COMMITTEE FINANCIAL EXPERT - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not.

RESPONSE: The registrant's Board of Directors has determined that Leonard Kedrowski, Benjamin Field, and Mickey Foret, members of the registrant's Audit Committee, are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item. This designation will not increase the designees' duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board of Directors.

ITEM 4--PRINCIPAL ACCOUNTANT FEES AND SERVICES - Only disclosed annually.

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     RESPONSE: Ernst & Young LLP ("E&Y") billed the registrant audit fees totaling $60,437 in the fiscal year ended May 31, 2004 and $76,280 in the fiscal year ended May 31, 2003, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant's annual reports on Form N-CSR.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     RESPONSE: Ernst & Young LLP ("E&Y") billed the registrant audit-related fees totaling $7,352 in the fiscal year ended May 31, 2004 and $47,881 in the fiscal year ended May 31, 2003, for services provided in connection with the proposed reorganization.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     RESPONSE: E&Y billed the registrant fees of $11,836 in the fiscal year ended May 31, 2004 and $145,301 in the fiscal year ended May 31, 2003 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily relate to preparation of original and amended tax returns, timely RIC qualification reviews, tax distribution analysis and planning, and tax services provided in connection with the proposed reorganization.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     RESPONSE: There were no fees billed by E&Y for other services to the registrant during the fiscal years ended May 31, 2003 and 2004.

(e)(1) Disclose the audit committee's pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     RESPONSE: Set forth below are the audit committee's pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X:

     AUDIT COMMITTEE POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT AUDITOR

     The Audit Committee of the First American Funds has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm's independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Audit Committee should:

         - Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

         - Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

         -     Meet quarterly with the partner of the independent audit firm

         - Consider approving categories of service that are not deemed to impair independence for a one-year period

     It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

     POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

     On an annual basis, the Audit Committee of the First American Funds ("Committee") will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund's independent audit firm directly for the Funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

     The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the Funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

     In connection with the Audit Committee review and pre-approval responsibilities, the review by the Audit Committee will consist of the following:

     AUDIT SERVICES

     The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

         -     Annual Fund financial statement audits

         -     Seed audits (related to new product filings, as required)

         -     SEC and regulatory filings and consents

     AUDIT-RELATED SERVICES

     In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

         -     Accounting consultations

         -     Fund merger support services

         -     Other accounting related matters

         -     Agreed Upon Procedure Reports

         -     Attestation Reports

         -     Other Internal Control Reports

     Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

     TAX SERVICES

     The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

         - Tax compliance services related to the filing or amendment of the following:

               -    Federal, state and local income tax compliance, and

               -    Sales and use tax compliance

         -     Timely RIC qualification reviews

         -     Tax distribution analysis and planning

         -     Tax authority examination services

         -     Tax appeals support services

         -     Accounting methods studies

         -     Fund merger support services

         -     Tax consulting services and related projects

     Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

     OTHER NON-AUDIT SERVICES

     The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

     PROSCRIBED SERVICES

     In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

         -     Management functions

         -     Accounting and bookkeeping services

         -     Internal audit services

         -     Financial information systems design and implementation

         -     Valuation services supporting the financial statements

         -     Actuarial services supporting the financial statements

         -     Executive recruitment

         -     Expert services (e.g., litigation support)

         -     Investment banking

     POLICY FOR PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE INVESTMENT COMPANY COMPLEX

     The Audit Committee of the First American Funds is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management that provides ongoing services to the Funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Funds.

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     Although the Audit Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management and affiliated service providers, the Audit Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     RESPONSE: All of the services described in paragraphs (b) through (d) of
     Item 4 that were provided to the registrant on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved by the audit committee.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     RESPONSE: All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     RESPONSE: The aggregate non-audit fees billed by E&Y to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $32,238 in the fiscal year ended May 31, 2004 and $366,882 in the fiscal year ended May 31, 2003, including services provided prior to May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     RESPONSE: The registrant's audit committee has determined that the provision of non-audit services to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved and that were rendered on or after May 6, 2003 (the effective date of SEC rules relating to the pre-approval of non-audit services), is compatible with maintaining E&Y's independence.

ITEM 5--AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

RESPONSE: The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Leonard Kedrowski (Chair), Benjamin Field and Mickey Foret are the members of the registrant's audit committee.

ITEM 6--SCHEDULE OF INVESTMENTS (applicable for periods ending on or after July 9, 2004) - File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

RESPONSE: Not applicable for periods ending before July 9, 2004.

ITEM 7--DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

RESPONSE:

GENERAL PRINCIPLES

U.S. Bancorp Asset Management, Inc. ("USBAM") is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, USBAM has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is USBAM's duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, USBAM also seeks to maximize total investment return for clients.

In the event of a sub-adviser, USBAM delegates proxy voting to the sub-adviser who is responsible for developing and enforcing policies, which are reviewed regularly by USBAM.

USBAM's Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) overseeing the proxy voting process, and (3) reviewing the proxy voting record on a regular basis.

POLICIES AND PROCEDURES

POLICIES. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services ("ISS"), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth USBAM's positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, USBAM maintains the fiduciary responsibility for all proxy voting decisions. In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

PROCEDURES. Responsibility for certain administrative aspects of proxy voting rests with USBAM's Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration Committee also supervises the relationship with an outside firm that assists with the process, ISS. This firm apprises USBAM of shareholder meeting dates, forward proxy voting materials, provide USBAM with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as USBAM's proxy voting record keeper and generates reports on how proxies were voted.

CONFLICTS OF INTEREST. As an affiliate of U.S. Bancorp, a large, multi-service financial institution, USBAM recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

Although USBAM strongly believes that, regardless of such real or perceived conflicts of interest, it will vote proxies in its clients' best interests. By adopting ISS's policies and generally deferring to ISS's recommendations, USBAM believes the risk related to conflicts will be minimized.

To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the Investment Policy Committee determines (i) it is in clients' best interests to override a standard policy (ii) ISS faces a material conflict of interest with respect to a specific vote or (iii) ISS

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abstains from voting on a matter, the Investment Policy Committee will direct
ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that USBAM and the Investment Policy Committee face no material conflicts of the nature discussed above.

If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

         - Obtaining instructions from the affected clients on how to vote the proxy;
         - Disclosing the conflict to the affected clients and seeking their consent to permit USBAM to vote the proxy;
         -     Voting in proportion to the other shareholders;
         - Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or
         - Following the recommendation of a different independent third party.

In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify USBAM's Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the USBAM Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

REVIEW AND REPORTS

On a regular basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters. The review will include:

         - Monitor proxy votes cast to ensure they are consistent with USBAM policy.
         -     Ensure proxy votes are cast in a timely manner.
         - Ensure proxy statements are sent to and received by ISS in a timely manner.

The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed. These reports will include all funds and accounts, including those that are sub-advised.

The Investment Policy Committee will review the report of the Proxy Voting Administration Committee, as well as ISS's proxy voting policies and conflict of interest policies. The purpose of this review is to ensure USBAM is voting proxies in a timely and responsive manner in the best interests of clients. With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the Board of Directors of the First American Funds.

VOTE DISCLOSURE TO SHAREHOLDERS

The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

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USBAM's separately managed account clients will be able to access their voting records, as well as the proxy voting policy, via the website www.am.usbancorp.com. Each separate account client will receive an ID that will restrict access to his or her specific accounts. Additionally, clients can contact their relationship manager for more information on USBAM's policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and USBAM's vote.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.       AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent
-    Fees for non-audit services are excessive, or
- There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

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Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
- It is intended for financing purposes with minimal or no dilution to current shareholders
- It is not designed to preserve the voting power of an insider or significant shareholder

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9.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
-    Historic trading patterns
-    Rationale for the repricing
-    Value-for-value exchange
-    Option vesting
-    Term of the option
-    Exercise price
-    Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
-    Purchase price is at least 85 percent of fair market value
-    Offering period is 27 months or less, and
-    Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.      SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

ITEM 8--PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS (applicable for periods ending on or after June 15, 2004)

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph
     (b) of this Item with

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     respect to any purchase made by or on behalf of the registrant or any
     "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

(b) The table shall include the following information for each class of securities for each month included in the period covered by the report:
     (1) The total number of shares (or units) purchased (column (a));
     (2) The average price paid per share (or unit) (column (b));
     (3) The number of shares (or units) purchased as part of publicly announced repurchase plans or programs (column (c)); and
     (4) The maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs (column (d)).

RESPONSE: Not applicable for periods ending before June 15, 2004.

ITEM 9--SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS - Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

RESPONSE: The registrant's Board of Directors has adopted the following procedures by which shareholders may recommend nominees to the registrant's board of directors. The Governance Committee of the registrant's Board of Directors will consider shareholder recommendations for director nominees in connection with each annual shareholders meeting of the registrant and any special shareholders meeting which is called for the purpose of electing directors. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Virginia Stringer) or the Chair of the Governance Committee (Richard Riederer), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the registrant would be required to include in a proxy statement concerning the person if he or she was nominated; and

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     -   the name and address of the person submitting the recommendation, together with the number of shares held in the registrant by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder's recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than May 31 in that year.

ITEM 10--CONTROLS AND PROCEDURES

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

     RESPONSE: The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely. Notwithstanding this conclusion, the registrant's Principal Executive Officer and Principal Financial Officer seek continuous improvements to the registrant's disclosure controls and procedures.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

     RESPONSE: There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

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ITEM 11 - EXHIBITS

11(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge.

RESPONSE: As referenced in the registrant's response to Item 2 above, the registrant's code of ethics (designated as the "Code of Ethical Conduct") is available to shareholders upon request, without charge, by calling 1-800-677-3863.

11(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for PEO/PFO).

RESPONSE: Attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. III

By:    /s/ Thomas S. Schreier, Jr.
       ---------------------------
       Thomas S. Schreier, Jr.
       President

Date: August 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Thomas S. Schreier, Jr.
       ---------------------------
       Thomas S. Schreier, Jr.
       President

Date: August 6, 2004

By:    /s/ Joseph M. Ulrey III
       -----------------------
       Joseph M. Ulrey III
       Treasurer

Date: August 6, 2004